FREMONT MUTUAL FUNDS, INC.
                        ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 28, 1997

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF FREMONT MUTUAL FUNDS, INC.

The undersigned hereby appoints David L. Redo and Vincent P. Kuhn, Jr., and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided below, all shares of beneficial interest of the above Corporation which the undersigned is entitled to vote at the annual meeting of shareholders to be held on February 28, 1997 or at any adjournment thereof.

1. / / FOR / / AGAINST / / ABSTAIN with respect to the proposal to amend the Investment Advisory and Administrative Services Agreement with Fremont Investment Advisors, Inc. (the "Advisor") in order to permit the Advisor to hire and treminate subadvisors or modify subadvisory agreements without shareholder approval.

2. / / WITH / / WITHOUT authority to vote for the election of all nominees for director as listed below (except as marked to the contrary below).
              INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED BELOW.
                D. Redo, V. Kuhn, M. Kosich, R. Holmes, W. Jahnke,
                D. Luchessa, D. Egan

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR THE ELECTION OF DIRECTORS.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated January , 1997.

------------------------                       ------------------------------
Date Signed                                         Signature

------------------------                       ------------------------------
Date Signed                                         Signature(s)

                                               Note: Please sign exactly as
                                               your name appears on this
                                               proxy. If signing for an
                                               estate, trust or corporation,
                                               title or capacity should
                                               be stated. If shares are held
                                               jointly, both signers shall
                                               sign, although the signature of
                                               one will bind the other.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Re: Proxy and Shareholders' Meeting

Dear Fremont Mutual Fund Shareholder:

PLEASE READ THIS LETTER...IMPORTANT DOCUMENTS ENCLOSED.

I am writing to inform you of an important Proxy vote involving all Fremont shareholders. We encourage all shareholders to exercise their right to vote on these significant issues concerning the Fremont Funds. The Fremont Board of Directors has recommended that each of the proposals presented below be approved by the Fremont Fund shareholders.

Enclosed is a proxy statement which will provide a detailed explanation of each proposal. The matters on which you are asked to vote and approve are:
|X| The amendment of each Fund's investment advisory agreement to permit Fremont Investment Advisors, Inc. (the "Advisor") to hire or terminate subadvisors or modify existing subadvisory agreements without a shareholder vote. The Advisor is responsible to the shareholders for the selection and oversight of portfolio managers and subadvisors for the Fremont Funds. Currently, the Advisor may employ, terminate, or change portfolio managers only with shareholder approval. Implementing the proposed amendment could benefit shareholders by reducing Fund expenses and improving operating efficiencies.
|X| The election of David L. Redo, Michael H. Kosich, Vincent P. Kuhn, Jr., Richard E. Holmes, William W. Jahnke, Donald C. Luchessa and David L. Egan as Directors of Fremont Mutual Funds.

In this packet you will find two items:
|X| The proxy statement. This explains more about the proposals outlined above, and provides the background and purpose of each proposal.
|X|  The proxy card--to use as a ballot.

HOW TO VOTE ON THESE PROPOSALS

If you would like to cast your vote in person you may do so at the special shareholders' meeting that will take place at 9:00 a.m. on Friday, February 28, 1997, in the main conference room on the 26th floor of 333 Market Street, in San Francisco.

If you do NOT plan to attend the special meeting of Fremont Fund shareholders, it is very important that you exercise your voting rights by completing and returning your proxy card in the enclosed postage-paid envelope NO LATER THAN FEBRUARY 26, 1997. Your prompt response will avoid the cost of additional mailings to you as a shareholder.

THE BOARD OF DIRECTORS OF FREMONT MUTUAL FUNDS, INC. UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THE PROPOSALS OUTLINED ABOVE.

If you have any questions about any of these materials, please call us at 800-548-4539 (PRESS 1).

Sincerely,

David L. Redo
Chairman

                          FREMONT MUTUAL FUNDS, INC.
                         333 Market Street, 26th Floor
                        San Francisco, California 94105

--------------------------------------------------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
     Fremont Money Market Fund, Fremont Global Fund, Fremont Growth Fund,
       Fremont Bond Fund, Fremont California Intermediate Tax-Free Fund
                       and Fremont Emerging Markets Fund

                        To Be Held on February 28, 1997

--------------------------------------------------------------------------
     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Fremont Mutual Funds, Inc. will be held in the main conference room on the 26th floor of 333 Market Street, San Francisco, California 94105, on Friday, February 28, 1997 at 9:00 a.m. to consider and vote on the following matters:

1. To approve or disapprove a proposal to amend the Investment Advisory and Administrative Services Agreement with Fremont Investment Advisors, Inc. (the "Advisor") in order to permit the Advisor to hire and terminate subadvisors or modify subadvisory agreements without shareholder approval;

2.   To elect seven directors, each to serve for an indefinite term; and

3. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

     Shareholders of record at the close of business on January 13, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                     By order of the Board of Directors,

                                     Tina Thomas, Secretary

January   , 1997

     Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                          FREMONT MUTUAL FUNDS, INC.
                         333 MARKET STREET, 26TH FLOOR
                        SAN FRANCISCO, CALIFORNIA 94105
----------------------------------------------------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
        Fremont Money Market Fund, Fremont Global Fund, Fremont Growth
         Fund, Fremont Bond Fund, Fremont California Intermediate Tax-
                  Free Fund and Fremont Emerging Markets Fund

                        To Be Held on February 28, 1997

----------------------------------------------------------------------------

                                PROXY STATEMENT

----------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation by the board of directors (the "Board of Directors" or "Board") of Fremont Mutual Funds, Inc. (the "Company") of proxies for use at the special meeting of shareholders or at any adjournment thereof. The proxy statement and form of proxy were first mailed to shareholders on or about January 24, 1997.

     The Company is comprised of nine separate series. This Proxy Statement is being furnished to the shareholders of the following six series: Fremont Money Market Fund, Fremont Global Fund, Fremont Growth Fund, Fremont Bond Fund, Fremont California Intermediate Tax-Free Fund and Fremont Emerging Markets Fund (each individually referred to herein as a "Fund," and collectively as the "Funds"). A separate proxy statement has been furnished to the shareholders of the remaining three series of the Company.

     The primary purpose of the special meeting is to approve a proposal to amend the Investment Advisory and Administrative Services Agreement between the Company, on behalf of the Funds, and Fremont Investment Advisors, Inc. (the "Advisor") in order to permit the Advisor to hire or terminate subadvisors or modify subadvisory agreements without shareholder approval. Shareholders are also being asked to elect seven directors to serve on the Board.

     A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy which is properly executed that has no voting instructions to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Company an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

     The Company has retained Management Information Services Corp.
("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost to the Funds of such services is approximately $_____, and will be paid by the Funds. The Funds will also pay the printing and postage costs of soliciting Fund shareholders.

     In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Company without additional cost to the Funds. Such solicitation may be by telephone, facsimile or otherwise. The Funds will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

     THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996 IS AVAILABLE AT NO CHARGE BY WRITING TO THE COMPANY AT 50 BEALE STREET, SUITE 100, SAN FRANCISCO, CALIFORNIA 94105, OR BY CALLING THE FUNDS NATIONWIDE TOLL-FREE 800-548-4539 (PRESS 1).

I. APPROVAL OR DISAPPROVAL OF A PROPOSAL TO AMEND THE ADVISORY AGREEMENT TO PERMIT THE ADVISOR TO HIRE AND TERMINATE SUBADVISORS OR MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

     The Advisor currently serves as investment advisor to the Funds pursuant to an Investment Advisory and Administrative Services Agreement (the "Advisory Agreement") with the Company. The Advisor currently employs subadvisors with respect to three of the Funds and may engage additional subadvisors with respect to each Fund in the future. The Company is proposing to amend the Advisory Agreement to permit the Company and the Advisor to enter into, terminate, or modify subadvisory agreements on behalf of any Fund with subadvisors without obtaining the prior approval of a majority of the outstanding voting securities of such Fund, as is otherwise required by
Section 15(a) of the 1940 Act.

     Section 15(a) of the 1940 Act and Rule 18f-2 thereunder require that the shareholders of a Fund approve that Fund's subadvisory agreement(s) and any amendments thereto. On December 16, 1996, the Company and the Advisor received from the Securities and Exchange Commission an order (the "SEC Order") exempting the Funds from these provisions. The SEC Order permits the Advisor to hire new subadvisors, terminate subadvisors, rehire existing subadvisors whose agreements have been assigned (and, thus, automatically terminated), and modify subadvisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Advisor would have greater flexibility in managing subadvisors, and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies. Pursuant to the SEC Order, the Company and the Advisor have agreed to the imposition of the following conditions:

     (1) The Advisor will not enter into a subadvisory agreement with a subadvisor that is an "affiliated person," as defined in the 1940 Act, of the Company or the Advisor (an "Affiliated Manager"), other than by reason of serving as a subadvisor to one or more of the Funds, without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund.

     (2) At all times, a majority of the Company's directors will be persons each of whom is not an "interested person" of the Company as defined in the 1940 Act ("Independent Directors"), and the nomination of new or additional Independent Directors will be placed with the discretion of the then existing Independent Directors.

     (3) When a subadvisor change is proposed for a Fund with an Affiliated Manager, the Company's directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Company's board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Advisor or the Affiliated Manager derives an inappropriate advantage.

     (4) The Advisor will provide general management services to the Company and the Funds and, subject to review and approval by the Company's Board of Directors, will (i) set the Funds' overall investment strategies; (ii) select subadvisor(s); (iii) allocate and, when appropriate, reallocate a Fund's assets among the Advisor and one or more subadvisors; (iv) monitor and evaluate the performance of subadvisors; and (v) seek to ensure that the subadvisors comply with the Funds' investment objectives, policies and restrictions.

     (5) Within 60 days of the hiring of any new subadvisor or the implementation of any proposed material change in a subadvisory agreement, the Advisor will furnish shareholders all information about the new subadvisor or subadvisory agreement that would be included in a proxy statement. Such information will include the fees paid by the Advisor to the subadvisor and any change in such disclosure caused by the addition of a new subadvisor or any proposed material change in a subadvisory agreement. The Advisor will meet this condition by providing shareholders with an information statement which meets the requirements of the proxy rules under applicable federal securities laws.

     (6) The Funds will disclose in their respective Prospectuses the existence, substance and effect of the SEC Order.

     (7) Before a Fund may rely on the SEC Order, the operations of the Fund in the manner described therein will be approved by a majority of such Fund's outstanding voting securities, as defined in the 1940 Act.

     (8) No director or officer of the Company or the Advisor will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director or officer) any interest in a subadvisor except for (i) ownership of interests in the Advisor or any entity that controls, is controlled by or is under common control with the Advisor; (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadvisor or an entity that controls, is controlled by or is under common control with a subadvisor.

     In accordance with condition (7), shareholder approval of this proposed new arrangement is being sought. Even if a Fund's shareholders approve this arrangement, any new subadvisors engaged or terminated with respect to such Fund or any change in a subadvisory agreement with respect to such Fund will still require approval of the Board of Directors. In order to approve new subadvisors, the Board will analyze the factors they deem relevant, including the nature, quality and scope of services provided by subadvisors to investment companies comparable to the Funds. The Board will review the ability of the subadvisor to provide its services to the Funds, as well as its personnel, operation, financial condition or any other factor which would affect the provision of these services. The Board will examine the performance of the subadvisor with respect to compliance and regulatory matters over the past fiscal year. The Board will review the subadvisor's investment performance with respect to accounts deemed comparable. Finally, the Board will consider other factors deemed relevant to the subadvisor's performance as an investment advisor. The Board believes that this review provides adequate shareholder protection in the selection of subadvisors.

     On October 30, 1996, the Board of Directors of the Company, including a majority of the Independent Directors, unanimously approved, subject to the required shareholder approval described herein, proposed amendments to the Advisory Agreement to specifically permit the Advisor to hire and terminate subadvisors or modify subadvisory agreements without shareholder approval. If this Proposal is approved by shareholders of each Fund, the Advisory Agreement will be amended to include the following new paragraph:

         Subject to prior approval of the Board of Directors, the Advisor may, but is not required to, retain one or more investment management organizations

         ("Subadvisors") to make specific investment decisions with respect to all or a portion of the assets of a particular Series. The Advisor may allocate portions of a Series' assets among such Subadvisor(s) or among itself and such Subadvisor(s). The Advisor shall monitor the performance of such Subadvisor(s), shall allocate and reallocate assets among Subadvisors of Series with multiple Subadvisors, and shall recommend the employment or termination of a particular Subadvisor when deemed advisable. The Advisor will compensate such Subadvisor(s) from its own resources, at no additional cost to the Company.

     Except for the foregoing change and certain other non-material changes deemed appropriate by the Board of Directors in light of the SEC Order, all other provisions in the Advisory Agreement will remain identical in all material respects.

     The Advisory Agreement, as proposed to be amended, is included herein as Exhibit A.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE ADVISORY AGREEMENT. If the shareholders of any Fund do not approve this Proposal, the Advisory Agreement currently in place will continue with respect to such Fund and the terms and conditions of the SEC Order will not be applicable to such Fund.

     THE ADVISORY AGREEMENT. The Advisor provides each Fund with investment management and administrative services pursuant to the Advisory Agreement. The Advisory Agreement provides that the Advisor shall furnish advice to each Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. As described more fully below, the Advisor presently retains subadvisors to provide portfolio management services to the Growth Fund, the Bond Fund and the Emerging Markets Fund. The Advisor oversees the portfolio management of the Funds, including the services provided by the subadvisors. The Advisor provides direct portfolio management services to the extent that a subadvisor does not provide those services.

     The Advisory Agreement has never before been submitted for a vote to public shareholders of the Company. The Advisory Agreement was last approved by the Board of Directors, including a majority of the Independent Directors, on January 25, 1996 with respect to the Money Market Fund and the Growth Fund, and on June 18, 1996 with respect to the Global Fund, the Emerging Markets Fund, the Bond Fund and the California Intermediate Tax-Free Fund.

     The Advisory Agreement requires that brokerage orders for each Fund's portfolio securities transactions are placed by the Advisor or a subadvisor, as applicable. The Advisor and subadvisors seek to obtain the best available prices in the Funds' portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, transactions may be directed to those broker-dealers who provide research, statistical and other information to the Funds, the Advisor or the subadvisors who provide assistance with respect to the distribution of Fund shares. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Company, the Advisor or a subadvisor. During the fiscal year ended October 31, 1996, the Emerging Markets Fund paid brokerage commissions of $2,352 to Credit Lyonnais Securities (USA), Inc. (which was 11.7% of the aggregate brokerage commissions paid by the Fund during such period). Credit Lyonnais Securities
(USA), Inc. is an affiliated company of Credit Lyonnais International Asset Management (HK) Limited, the subadvisor to the Fremont Emerging Markets Fund.

     The Advisory Agreement may be renewed annually, provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund, and (ii) the vote of a majority of the Independent Directors, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right with respect to any Fund to terminate it without penalty upon sixty days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment.

     For the services provided under the Advisory Agreement, the Advisor receives a fee based on the average daily net assets of each Fund at the following annual rates:


                              ADVISORY FEE               ADMINISTRATIVE FEE
                         ----------------------       ----------------------
Global Fund              .60% on all net assets       .15% on all net assets

Emerging Markets        1.00% on all net assets       .15% on all net assets
Fund(*)

Growth Fund              .50% on all net assets       .15% on all net assets

Bond Fund(*)             .40% on all net assets       .15% on all net assets

Money Market Fund(*)     .30% on first $50 million    .15% on all net assets
                         and .20% on balance over
                         $50 million

                                                     - 6 -




California               .40% on first $25 million;   .15% on all net assets
Intermediate             .35% on next $25 million;
Tax-Free Fund(*)         .30% on next $50 million;
                         .25% on next $50 million;
                         and .20% on balance over
                         $150 million

(*) The Advisor voluntarily waived all or a portion of its fees for these Funds during the fiscal year ended October 31, 1996. All fees waived in the past will not be recouped in the future and, as these waivers are voluntary, they may be reduced or eliminated in the future. For the Fremont Emerging Markets Fund, the Advisor is voluntarily waiving advisory, 12b-1 and administrative fees and reimbursing all other operating expenses until further notice. For the Fremont Bond Fund and the Fremont Money Market Fund, the Advisor is voluntarily waiving the administrative fee in its entirety. For the Fremont California Intermediate Tax-Free Fund, the advisory and administrative fees are being charged at voluntarily reduced rates of .30% and .005% of net assets, respectively.

     During the fiscal year ended October 31, 1996, the Advisor received advisory and administrative fees from the Funds in the following amounts (which are net of voluntary fee waivers):

     Global Fund                                              $3,997,557
     Emerging Markets Fund                                             0
     Growth Fund                                                 443,609
     Bond Fund                                                   316,693
     Money Market Fund                                           650,049
     California Intermediate Tax-Free Fund                       155,741

     The name and address of each subadvisor presently retained by the Advisor with respect to the Funds and the rate of compensation paid by the Advisor to each are set forth below.


                                                               Annual Rate of
                           SUBADVISOR                           COMPENSATION
                           ------------------------            ---------------
Bond Fund                  Pacific Investment                  .25% of average
                           Management Company                  daily net assets
                           840 Newport Center Drive
                           Newport Beach, CA 92660

Growth Fund                Sit Investment                      .40% of average
                           Associates, Inc.                    daily net assets
                           4600 Norwest Center
                           Minneapolis, MN 55402

                                                     - 7 -



Emerging Markets            Credit Lyonnais                    .50% of average
Fund                        International Asset                daily net assets
                            Management (HK) Limited
                            Three Exchange Square
                            38 Connaught Place, 6th Floor
                            Hong Kong

For the fiscal year ended October 31, 1996, Pacific Investment Management Company and Sit Investment Associates, Inc. received from the Advisor (not the Funds) subadvisory fees of $198,574 and $81,991, respectively. Credit Lyonnais International Asset Management (HK) Limited has agreed to waive its subadvisory fees until further notice.

     INFORMATION ON THE ADVISOR. The Advisor is a wholly-owned subsidiary of Fremont Investors, Inc., of which Stephen D. Bechtel, Jr. is the controlling shareholder. The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel- related investors. In addition, the Advisor provides investment management services to three other series of the Company:


                                       Net Assets              Annual Rate of Compensation
NAME OF FUND                          (OCT. 31, 1996)               PAID TO ADVISOR
------------                          ---------------          ---------------------------

Fremont International                 $ 35,272,746             1.5% of average daily
Growth Fund                                                    net assets

Fremont International                    9,214,175             1.5% of average daily
Small Cap Fund                                                 net assets

Fremont U.S. Micro-                    102,480,951             2.5% on first $30 million
Cap Fund                                                       of average daily net assets;
                                                               2% on next $70 million of
                                                               such assets; and 1.5% of
                                                               such assets in excess of
                                                               $100 million


Under the terms of the advisory agreement for the foregoing series, the Advisor has agreed to bear all of such series' expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges relating to investment activities. An amended advisory agreement for each of the foregoing series has also been submitted to shareholder of such series for their approval.

     Under the terms of a shareholder services agreement with the Advisor, effective July 1, 1996, the Funds pay the Advisor for transfer agent services on a per shareholder account basis, subject to a monthly minimum per Fund, as well as out-of-pocket expenses. Total costs incurred by the Funds in aggregate for the period July 1, 1996 through October 31, 1996 were $97,341.

     OTHER INFORMATION. Funds Distributor, Inc., Sixty State Street, Suite 1300, Boston, Massachusetts, serves as the principal underwriter for shares of the Funds. MGF Service Corp., 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, is retained by the Advisor to provide certain administrative, transfer agency and shareholder services to the Funds.

II.      ELECTION OF DIRECTORS

     Seven directors are to be elected, each to serve for an indefinite term. The following table sets forth certain information regarding each nominee for election as a director by shareholders. Each nominee is a member of the present Board of Directors.


                                                               Amount and
                                                               Nature of         Compensation
Name and Principal Occupation                                  Beneficial        During the
During the Past Five Years                                     Ownership         Fiscal Year
and Directorships of                   Date of    Director     of Shares of      Ended October
PUBLIC COMPANIES                       BIRTH      SINCE        THE COMPANY       31, 1996
--------------------------             -------    -------      -----------       --------

**DAVID L. REDO                         9-1-37     1988             *             $      0
President, Chief Executive
Officer and a director of
Fremont Investment Advisors,
Inc. (the investment
advisor to the Funds) and
Managing Director of
Fremont Group, L.L.C.  He is
also a director of Sequoia
Ventures, Sit/Kim International
Investment Associates and J.P.
Morgan Securities Asia.

**MICHAEL H. KOSICH                    3-30-40     1996             *             $      0
President and a director of
Fremont Mutual Funds, Inc.
He formerly was a
Senior Vice President of
Business Development of
Benham Management.

**VINCENT P. KUHN, JR.                 4-22-32     1988             *             $      0
Executive Vice President
and a director of Fremont
Investment Advisors, Inc.

                                                     - 9 -




RICHARD E. HOLMES                       5-14-43    1988             *             $  4,500
Vice President and a
director of BelMar Advisors,
Inc. (a marketing firm for
investment advisors).

WILLIAM W. JAHNKE                        2-6-44    1988             *             $  4,500
Principal of Jahnke &
Associates (a consulting
company). He is also
Chairman of the Board of
Financial Design Education
Corp.  He is the former
Chairman of the Board of
Directors of Vestek Systems,
Inc. (an investment software
company).

DONALD C. LUCHESSA                      2-18-30    1991              *            $  3,000
Principal of DCL Advisory
(a marketing firm for
investment advisors).

DAVID L. EGAN                            5-1-34    1996              *            $  4,500
President of Fairfield
Capital Associates, Inc. (an
investment advisor) and
Fairfield Capital Funding,
Inc. (a registered
broker-dealer).

* As of January 13, 1997, each individual director or nominee owns of record or beneficially less than 1% of the outstanding shares of each of the Funds and of the Company as a whole.

** Messrs. Redo, Kosich and Kuhn, as affiliated persons of Fremont Investment Advisors, Inc., the Company's investment advisor, are "interested persons" of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Messrs. Redo, Kosich and Kuhn may directly or indirectly receive benefits from such affiliation.


         All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Directors on the Board who are not interested persons of the Company receive an annual retainer of $8,000, an additional $2,000 for each Board meeting attended, and reimbursement for expenses incurred in attending the meeting.

         The Company has an Executive Committee comprised of Mr.
Redo, Mr. Kosich and Mr. Kuhn. The Executive Committee is responsible for managing the day-to-day business affairs of the

Company. The Company also has an Audit Committee and a Contracts Committee, each consisting of David L. Egan, Richard E. Holmes, William W. Jahnke and Donald C. Luchessa. The Audit and Contracts Committees make recommendations to the Board of Directors as deemed necessary concerning the review of the Company's investment advisory agreements and other service contracts, the selection of the Company's independent public accountants, and other matters related to the provision of services to the Company. Committee members receive no additional compensation for attending a Committee meeting.

         During the fiscal year ended October 31, 1996, the Board of Directors held three meetings and the Audit and Contracts Committees each held two meetings. During such fiscal year, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees of the Board of Directors on which he served.

         The directors of the Company intend to vote all of their shares for approval of Proposal I and in favor of the Board nominees listed in this proxy. As of the record date, all directors and officers as a group owned of record or beneficially [less than 1% of the outstanding shares of each of the Funds and the Company as a whole].

         EXECUTIVE OFFICERS. The Company's executive officers are set forth below. The business address of each officer is 333
Market Street, San Francisco, California 94105.


                                            Date       Executive
Name and Principal Occupation               of         Officer         Position with
DURING THE PAST FIVE YEARS                  BIRTH      SINCE           THE COMPANY
----------------------------               -------    ----------      ---------------

DAVID L. REDO                               9-1-37       1988          Chairman and
(See page  )                                                           Chief Executive
                                                                       Officer

MICHAEL H. KOSICH                          3-30-40       1996          President
(See page  )

VINCENT P. KUHN, JR.                       4-22-32       1988          Executive Vice
(See page  )                                                           President

ALBERT W. KIRSCHBAUM                       8-17-38       1993          Senior Vice
Senior Vice President                                                  President
and a director of
Fremont Investment
Advisors, Inc.

PETER F. LANDINI                           5-10-51       1988          Senior Vice
Senior Vice President                                                  President
and a Director of Fremont
Investment Advisors, Inc.

                                                     - 11 -





TINA THOMAS                                 8-7-49       1996          Vice President,
Vice President of Fremont                                              Secretary and
Investment Advisors, Inc.                                              Chief Compliance
Prior to May 1996, she was a                                           Officer
Vice President and Chief
Compliance Officer of
Bailard, Biehl & Kaiser,
Inc., Treasurer of Bailard,
Biehl & Kaiser International
Fund Group, Inc. and Bailard,
Biehl & Kaiser Fund Group and
Principal of BB&K Fund
Services, Inc.

CHANTAL GAIDDON                            5-13-56       1996          Vice President,
Vice President and                                                     Controller and
Controller of Fremont                                                  Treasurer
Investment Advisors, Inc.


III.     OTHER BUSINESS

                  The proxy holders have no present intention of bringing any matter before the meeting other than the proposals set forth herein. Neither the proxy holders nor the Board of Directors are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

                  Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Company for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made. The Company does not hold regularly scheduled annual meetings of shareholders.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Directors has fixed the close of business on January 13, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. As of the record date,there were ___________ shares of common stock, $0.0001 par value, of the Company outstanding, including shares of the Fremont Money Market Fund, _______ shares of the Fremont
Global Fund, __________ shares of the Fremont Bond Fund, _________ shares of the Fremont Growth Fund, shares of the Fremont California Intermediate Tax-Free Fund and __________ shares of the Fremont Emerging Markets Fund. All full shares of the Company are entitled to one vote, with proportionate voting for fractional shares.

         On October 31, 1996, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder, Stephen D. Bechtel, Jr., and members of his family, including trusts, owned of record or beneficially the following approximate percentages of the outstanding shares of the Funds:

                                                            % of Shares
                                                            OUTSTANDING

     Fremont Global Fund                                        62%
     Fremont Emerging Markets Fund                              91%
     Fremont Growth Fund                                        65%
     Fremont Bond Fund                                          88%
     Fremont Money Market Fund                                  82%
     Fremont California Intermediate Tax-Free Fund              65%

On January 13, 1997, the Advisor owned of record % of the outstanding shares of the Emerging Markets Fund; BF Fund Limited, 333 Market Street, San Francisco, California 94105, owned of record % of the outstanding shares of the Global Fund and % of the outstanding shares of the Growth Fund; Bankers Trust Company as Trustee for the Bechtel Master Trust for Qualified Employees, P.O. Box 1742 Church Street Station, New York, New York 10008, owned of record % of the outstanding shares of the Global Fund, % of the outstanding shares of the Bond Fund and % of the outstanding shares of the Money Market Fund; Fremont Investors, Inc., 333 Market Street, San Francisco, California 94105, owned of record % of the outstanding shares of the Money Market Fund; Sequoia Ventures, Inc., 333 Market Street, San Francisco, California 94105, owned of record % of the outstanding shares of the Bond Fund; Fremont Group L.L.C. Pension Plan, 333 Market Street, San Francisco, California 94105, owned of record % of the outstanding shares of the Emerging Markets Fund; and Fremont Investors, Inc. Pension Plan, 333 Market Street, San Francisco, California 94105, owned of record % of the outstanding shares of the Emerging Markets Fund. No other person owned of record and, according to information available to the Funds, no other person owned beneficially, 5% or more of the outstanding shares of any Fund on the record date.

         Approval of Proposal I requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means the vote of two-thirds or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding shares, whichever is less. If a quorum (more than 50% of the outstanding shares of the Company) is represented at the meeting, the vote of a plurality of the Company's shares represented at the meeting is required for the election of directors (Proposal II below). If a quorum is present at the meeting but sufficient votes to approve one or more of the proposals described herein is not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on any proposal in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present (and any vote for adjournment) but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Company, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                                  By Order of the Board of Directors,

                                  Tina Thomas
                                  Secretary

Date: January   , 1997

------------------------------------------------------------------
Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.

                                   EXHIBIT A

                             AMENDED AND RESTATED
                              INVESTMENT ADVISORY
                                      AND
                       ADMINISTRATIVE SERVICES AGREEMENT

     THIS AGREEMENT, dated and effective as of the 15th day of November, 1988, and amended as of this day of , 1997, is made and entered into by and between FREMONT MUTUAL FUNDS, INC., a Maryland corporation (hereinafter called the "Company"), and FREMONT INVESTMENT ADVISORS, INC., a California corporation (hereinafter called the "Advisor").

     WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Advisor is engaged principally in the business of rendering investment advisory and management services and is so registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Company is authorized to issue shares of capital stock in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Company intends to initially offer shares in two series, the Global Fund and Money Market Fund (the "Initial Series"), which together with all other series subsequently established by the Company with respect to which the Company desires to retain the Advisor to render investment advisory services hereunder and the Advisor is willing so to do, being herein collectively referred to as the "Series" and individually referred to as a "Series";

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

     1.  (a)      INITIAL SERIES.  The Company hereby appoints the
Advisor to act as manager and investment adviser to the Initial Series for the period and on the terms herein set forth. The Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         (b) ADDITIONAL SERIES. In the event that the Company establishes one or more series of shares other than the Initial Series with respect to which it desires to retain the Advisor to render management and investment advisory services hereunder, it shall so notify the Advisor in writing, indicating the advisory fee which will be payable with respect to the additional series of shares. If the Advisor is willing to render such services, it shall so notify the Company in writing, whereupon such series of shares shall become a Series hereunder.

     The Advisor shall, for all purposes herein, be deemed an independent contractor and not an agent of the Company.

     2. (a) The Advisor agrees to provide general management services to the Company and each Series and, subject to review and approval by the Company's Board of Directors, will (i) set the Series' overall investment strategies;
(ii) select Subadvisor(s); (iii) allocate and, when appropriate, reallocate a Series' assets among the Advisor and one or more Subadvisors; (iv) monitor and evaluate the performance of Subadvisors; and (v) seek to ensure that the Subadvisors comply with the Series' investment objectives, policies and restrictions, giving due consideration to the policies of each Series as expressed in the Company's Articles of Incorporation, Bylaws, Form N-1A Registration Statement under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act"), and prospectus as in use from time to time, as well as to the factors affecting the status of each Series as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. In its duties hereunder, the Advisor shall further be bound by any and all determinations by the Board of Directors of the Company relating to investment policy, which determinations shall in writing be communicated to the Advisor. Subject to the foregoing, the Advisor will exercise all voting rights with respect to portfolio securities and may delegate such voting rights to any Subadvisor approved by the Board of Directors.

         (b) To the extent authorized by the Board of Directors of the Company, the Advisor shall make decisions for each Series as to foreign currency matters and make determinations as to, and execute and perform, foreign exchange contracts or may delegate such decisions to any Subadvisor approved by the Board of Directors.

         (c) (i) The Advisor shall provide adequate facilities and qualified personnel for the placement of, and shall place orders for the purchase, or other acquisition, and sale, or other disposition, of portfolio securities for each Series. With respect to such transactions, the Advisor, subject to such direction as may be furnished from time to time by the Board of Directors of the Company, shall endeavor as the primary objective to obtain the most favorable prices and executions of orders. Subject to such primary objective, the Advisor may place orders with brokerage firms which furnish statistical and other information to the Advisor, taking into account the value and quality of the brokerage services of such brokerage firms, including the availability and quality of such statistical and other information. Receipt by the Advisor of any such statistical and other information and services shall not be deemed to give rise to any requirement for abatement of the advisory fee payable to the Advisor pursuant to Section 6 hereof.

              (ii) On occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Series as well as other clients of the Advisor, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased when the Advisor believes that to do so will be in the best interests of the Series. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner the Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Series and to such other clients.

     3. Subject to prior approval of the Board of Directors, the Advisor may, but is not required to, retain one or more investment management organizations ("Subadvisors") to make specific investment decisions with respect to all or a portion of the assets of a particular Series. The Advisor may allocate portions of a Series' assets among such Subadvisor(s) or among itself and such Subadvisor(s). The Advisor shall monitor the performance of such Subadvisor(s), shall allocate and reallocate assets among Subadvisors of Series with multiple Subadvisors, and shall recommend the employment or termination of a particular Subadvisor when deemed advisable. The Advisor will compensate such Subadvisor(s) from its own resources, at no additional cost to the Company.

     4. The Advisor shall furnish the services of persons to perform the executive, administrative, clerical, and bookkeeping functions of the Company (other than services involving the custody of portfolio securities), including the daily determination of net asset value of each Series. The Advisor shall pay the compensation and travel expenses of all the Company, and they shall serve without additional compensation from the Company. The Advisor shall also, at its expense, provide the Company with suitable office space (which may be in the offices of the Advisor); all necessary small office equipment and utilities; and general purpose accounting forms, supplies, and postage used at the offices of the Company. These services are exclusive of the necessary services and records of any dividend disbursing agent, transfer agent, registrar or custodian, and accounting and bookkeeping services to be provided by the custodian.

     5. The Company shall pay all its expenses not assumed by the Advisor as provided herein. Such expenses shall include, but shall not be limited to, computer services, custodian, registrar, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; interest, taxes and insurance; expenses of the issuance and redemption of shares of each Series (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to Directors; association dues; compensation to organizations hired for sub-transfer agency services, including where such services are specific to retirement plans using the Series as investment options; costs of stationery and forms prepared exclusively for the Company; and costs of assembling and storing shareholder account data.

     6. (a) Each Series shall pay to the Advisor on or before the tenth (10th) day of each month, as compensation for the services rendered by the Advisor during the preceding month, an amount to be computed by applying to the total net asset value of such Series the applicable annual rates set forth on Appendix A hereto plus an administrative fee for each Series of .15% of total net asset value.

         (b) The fees on Appendix A shall be computed and accrued daily at one three-hundred-sixty-fifth (1/365th) or one three-hundred-sixty-sixth (1/366th), as appropriate, of the applicable rates set forth therein. The net asset value of each Series shall be determined in the manner set forth in the Articles of Incorporation and Prospectus of the Company after the close of the New York Stock Exchange on each day on which said Exchange is open, and in the case of Saturdays, Sundays, and other days on which said exchange shall not be open, in the manner further set forth in said Articles of Incorporation and Prospectus. In the event of termination other than at the end of a calendar month, the monthly fee shall be prorated for the portion of the month prior to termination and paid on or before the tenth (10th) day subsequent to termination.

         (c) Notwithstanding the foregoing, the administrative fee will not exceed $24,000 per annum for each Series until the total net asset value of such Series equals or exceeds $30 million and will not exceed $40,000 per annum for each Series until the total net asset value of such Series equals or exceeds $50 million.

     7. (a) The Advisor agrees to reduce the fee payable to it under this Agreement by the amount by which the ordinary operating expenses of the Company for any fiscal year of the Company, excluding interest, taxes and extraordinary expenses, shall exceed the most stringent limits prescribed by any state in which the Company shares are offered for sale, based on the average total net asset value of the Company determined pursuant to Section 5. Costs incurred in connection with the purchase or sale of portfolio securities, including brokerage fees and commissions, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, shall be accounted for as capital items and not as expenses. Proper accruals shall be made by the Company for any projected reduction hereunder and corresponding amounts shall be withheld from the fees paid by the Company to the Advisor. Any additional reduction computed at the end of the fiscal year shall be deducted from the fee for the last month of such fiscal year.

         (b) The above provision in subsection (a) with respect to expense limitation shall be calculated and administered separately with respect to each Series, as opposed to the Company in the aggregate, if and to the extent so required by state securities authorities.

     8. Nothing contained in this Agreement shall be construed to prohibit the Advisor from performing investment advisory, management, or distribution services for other investment companies and other persons or companies, or to prohibit affiliates of the Advisor from engaging in such businesses or in other related or unrelated businesses.

     9. The Company agrees (i) not to hold the Advisor or any of its officers, directors, agents or employees liable for, and (ii) to indemnify or insure the Advisor and its officers, directors, agents and employees ("Indemnified Parties") against, any costs and liabilities the Indemnified Parties may incur as a result of any claim against the Indemnified Parties in the good faith exercise of their powers hereunder (excepting matters as to which the Indemnified Parties shall be finally adjudged to have been guilty of willful misconduct or gross negligence, or in violation of applicable law) or arising out of an act or omission of the custodian, subadvisor or of any broker or agent selected by the Advisor in a commercially reasonable manner.

     10. (a) This Agreement shall become effective with respect to the Initial Series on the date hereof (the "Effective Date") and, with respect to any additional Series, on the date of receipt by the Company of notice from the Advisor in accordance with Section 1(b) hereof that the Advisor is willing to serve as Advisor with respect to such Series. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two (2) years from the Effective Date with respect to the Initial Series and, with respect to each additional Series, until the anniversary of the Effective Date following the first anniversary of the date on which such Series becomes a Series hereunder, and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as such continuance with respect to any such Series is approved at least annually (i) by either the Directors of the Company or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, and (ii) in either event by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. However, the continuance of this Agreement with respect to any Series is subject to the approval of this Agreement by a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series on or before the next anniversary following the date on which such Series becomes a Series hereunder.

         Any approval of this Agreement by a majority (as defined in the 1940
Act) of the outstanding voting securities of any Series shall be effective to continue this Agreement with respect to any such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of any other Series affected thereby, and (ii) that this Agreement has not been approved by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company, unless such approval shall be required by any applicable law or otherwise.

         (b) This Agreement may be terminated with respect to any Series at any time, without payment of any penalty, by the Board of Directors of the Company or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company, on thirty (30) days' written notice to the Advisor, or by the Advisor on like notice to the Company.

         (c) This Agreement shall automatically and immediately terminate in the event of its assignment.

         (d) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

         (e) No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting securities of the Series, if such approval is required by applicable law.

     11. (a)      This Agreement supersedes any prior agreement
relating to the subject matter hereof between the parties.

         (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their officers thereunto duly authorized as of the date first above written.

FREMONT MUTUAL FUNDS, INC.                  FREMONT INVESTMENT ADVISORS, INC.

By:                                         By:
   ------------------------                    -------------------------
    David L. Redo, Chairman                     David L. Redo, President

ATTEST:                                     ATTEST:
    -----------------------                     ------------------------
    Tina Thomas, Secretary                      Tina Thomas, Secretary

                            EFFECTIVE JUNE 24, 1996

                                  APPENDIX A
                            to Investment Advisory
                         and Administrative Agreement


   On the Portion of
DAILY TOTAL NET ASSET VALUE                                     ANNUAL RATE
---------------------------                                     -----------

Global Fund:                                                       .60%

Money Market Fund:

     First $50 million                                             .30%
     In excess of $50 million                                      .20%


California Intermediate Tax-Free Fund:

     First $25 million                                             .40%
     Next $25 million                                              .35%
     Next $50 million                                              .30%
     Next $50 million                                              .25%
     In excess of $150 million                                     .20%

Growth Fund:                                                       .50%

Bond Fund:                                                         .40%

Emerging Markets Fund:                                            1.00%

                                                     - 8 -

                          FREMONT MUTUAL FUNDS, INC.
                         333 Market Street, 26th Floor
                        San Francisco, California 94105

------------------------------------------------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      Fremont International Growth Fund,
                     Fremont International Small Cap Fund
                        and Fremont U.S. Micro-Cap Fund

                        To Be Held on February 28, 1997
------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Fremont Mutual Funds, Inc. will be held in the main conference room on the 26th floor of 333 Market Street, San Francisco, California 94105, on Friday, February 28, 1997 at 9:00 a.m. to consider and vote on the following matters:

1. To approve or disapprove a proposal to amend the Investment Advisory and Administrative Services Agreement with Fremont Investment Advisors, Inc. (the "Advisor") in order to permit the Advisor to hire and terminate subadvisors or modify subadvisory agreements without shareholder approval;

2. To elect seven directors, each to serve for an indefinite term; and

3. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

         Shareholders of record at the close of business on January 13, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                         By order of the Board of Directors,

                                         Tina Thomas, Secretary

January   , 1997
----------------------------------------------------------------------------
         Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                          FREMONT MUTUAL FUNDS, INC.
                         333 MARKET STREET, 26TH FLOOR
                        SAN FRANCISCO, CALIFORNIA 94105

----------------------------------------------------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                      Fremont International Growth Fund,
                     Fremont International Small Cap Fund
                        and Fremont U.S. Micro-Cap Fund

                        To Be Held on February 28, 1997

----------------------------------------------------------------------------

                                PROXY STATEMENT

----------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation by the board of directors (the "Board of Directors" or "Board") of Fremont Mutual Funds, Inc. (the "Company") of proxies for use at the special meeting of shareholders or at any adjournment thereof. The proxy statement and form of proxy were first mailed to shareholders on or about January 24, 1997.

         The Company is comprised of nine separate series. This Proxy Statement is being furnished to the shareholders of the following three series: Fremont International Growth Fund, Fremont International Small Cap Fund and Fremont U.S. Micro-Cap Fund (each individually referred to herein as a "Fund," and collectively as the "Funds"). A separate proxy statement has been furnished to the shareholders of the remaining six series of the Company.

         The primary purpose of the special meeting is to approve a proposal to amend the Investment Advisory and Administrative Services Agreement between the Company, on behalf of the Funds, and Fremont Investment Advisors, Inc. (the "Advisor") in order to permit the Advisor to hire or terminate subadvisors or modify subadvisory agreements without shareholder approval. Shareholders are also being asked to elect seven directors to serve on the Board.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy which is properly executed that has no voting instructions to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Company an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

         The Company has retained Management Information Services
Corp. ("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost to the Funds of such services is approximately $_____, and will be paid by the Advisor. The Funds will also pay the printing and postage costs of soliciting Fund shareholders.

         In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Company without additional cost to the Funds. Such solicitation may be by telephone, facsimile or otherwise. The Funds will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

         THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996 IS AVAILABLE AT NO CHARGE BY WRITING TO THE COMPANY AT 50 BEALE STREET, SUITE 100, SAN FRANCISCO, CALIFORNIA 94105, OR BY CALLING THE FUNDS NATIONWIDE TOLL-FREE 800-548-4539 (PRESS 1).

I. APPROVAL OR DISAPPROVAL OF A PROPOSAL TO AMEND THE ADVISORY AGREEMENT TO PERMIT THE ADVISOR TO HIRE AND TERMINATE
         SUBADVISORS OR MODIFY SUBADVISORY AGREEMENTS WITHOUT
         SHAREHOLDER APPROVAL

         The Advisor currently serves as investment advisor to the Funds pursuant to an Investment Advisory and Administrative Services Agreement (the "Advisory Agreement") with the Company. The Advisor currently employs subadvisors with respect to two of the Funds and may engage additional subadvisors with respect to each Fund in the future. The Company is proposing to amend the Advisory Agreement to permit the Company and the Advisor to enter into, terminate or modify subadvisory agreements on behalf of any Fund with subadvisors without obtaining the prior approval of a majority of the outstanding voting securities of such Fund, as is otherwise required by
Section 15(a) of the 1940 Act.

         Section 15(a) of the 1940 Act and Rule 18f-2 thereunder require that the shareholders of a Fund approve that Fund's subadvisory agreement(s) and any amendments thereto. On December 16, 1996, the Company and the Advisor received from the Securities and Exchange Commission an order (the "SEC Order") exempting the Funds from these provisions. The SEC Order permits the Advisor to hire new subadvisors, terminate subadvisors, rehire existing subadvisors whose agreements have been assigned (and, thus, automatically terminated), and modify subadvisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Advisor would have greater flexibility in managing subadvisors, and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies. Pursuant to the SEC Order, the Company and the Advisor have agreed to the imposition of the following conditions:

         (1) The Advisor will not enter into a subadvisory agreement with a subadvisor that is an "affiliated person," as defined in the 1940 Act, of the Company or the Advisor (an "Affiliated Manager"), other than by reason of serving as a subadvisor to one or more of the Funds, without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund.

         (2) At all times, a majority of the Company's directors will be persons each of whom is not an "interested person" of the Company as defined in the 1940 Act ("Independent Directors"), and the nomination of new or additional Independent Directors will be placed with the discretion of the then existing Independent Directors.

         (3) When a subadvisor change is proposed for a Fund with an Affiliated Manager, the Company's directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Company's board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Advisor or the Affiliated Manager derives an inappropriate advantage.

         (4) The Advisor will provide general management services to the Company and the Funds and, subject to review and approval by the Company's Board of Directors, will (i) set the Funds' overall investment strategies;
(ii) select subadvisor(s); (iii) allocate and, when appropriate, reallocate a Fund's assets among the Advisor and one or more subadvisors; (iv) monitor and evaluate the performance of subadvisors; and (v) seek to ensure that the subadvisors comply with the Funds' investment objectives, policies and restrictions.

         (5) Within 60 days of the hiring of any new subadvisor or the implementation of any proposed material change in a subadvisory agreement, the Advisor will furnish shareholders all information about the new subadvisor or subadvisory agreement that would be included in a proxy statement. Such information will include the fees paid by the Advisor to the subadvisor and any change in such disclosure caused by the addition of a new subadvisor or any proposed material change in a subadvisory agreement. The Advisor will meet this condition by providing shareholders with an information statement which meets the requirements of the proxy rules under applicable federal securities laws.

         (6) The Funds will disclose in their respective Prospectuses the existence, substance and effect of the SEC Order.

         (7) Before a Fund may rely on the SEC Order, the operations of the Fund in the manner described therein will be approved by a majority of such Fund's outstanding voting securities, as defined in the 1940 Act.

         (8) No director or officer of the Company or the Advisor will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director or officer) any interest in a subadvisor except for (i) ownership of interests in the Advisor or any entity that controls, is controlled by or is under common control with the Advisor; (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadvisor or an entity that controls, is controlled by or is under common control with a subadvisor.

         In accordance with condition (7), shareholder approval of this proposed new arrangement is being sought. Even if a Fund's shareholders approve this arrangement, any new subadvisors engaged or terminated with respect to such Fund or any change in a subadvisory agreement with respect to such Fund will still require approval of the Board of Directors. In order to approve new subadvisors, the Board will analyze the factors they deem relevant, including the nature, quality and scope of services provided by subadvisors to investment companies comparable to the Funds. The Board will review the ability of the subadvisor to provide its services to the Funds, as well as its personnel, operation, financial condition or any other factor which would affect the provision of these services. The Board will examine the performance of the subadvisor with respect to compliance and regulatory matters over the past fiscal year. The Board will review the subadvisor's investment performance with respect to accounts deemed comparable. Finally, the Board will consider other factors deemed relevant to the subadvisor's performance as an investment advisor. The Board believes that this review provides adequate shareholder protection in the selection of subadvisors.

         On October 30, 1996, the Board of Directors of the Company, including a majority of the Independent Directors, unanimously approved, subject to the required shareholder approval described herein, proposed amendments to the Advisory Agreement to specifically permit the Advisor to hire and terminate subadvisors or modify subadvisory agreements without shareholder approval. If this Proposal is approved by shareholders of each Fund, the Advisory Agreement will be amended to include the following new paragraph:

                  Subject to prior approval of the Board of Directors, the Advisor may, but is not required to, retain one or more investment management organizations ("Subadvisors") to make specific investment decisions with respect to all or a portion of the assets of a particular Series. The Advisor may allocate portions of a Series' assets among such Subadvisor(s) or among itself and such Subadvisor(s). The Advisor shall monitor the performance of such Subadvisor(s), shall allocate and reallocate assets among Subadvisors of Series with multiple Subadvisors, and shall recommend the employment or termination of a particular Subadvisor when deemed advisable. The Advisor will compensate such Subadvisor(s) from its own resources, at no additional cost to the Company.

         Except for the foregoing change and certain other non-material changes deemed appropriate by the Board of Directors in light of the SEC Order, all other provisions in the Advisory Agreement will remain identical in all material respects.

         The Advisory Agreement, as proposed to be amended, is included herein as Exhibit A.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE ADVISORY AGREEMENT. If the shareholders of any Fund do not approve this Proposal, the Advisory Agreement currently in place will continue with respect to such Fund and the terms and conditions of the SEC Order will not be applicable to such Fund.

         THE ADVISORY AGREEMENT. The Advisor provides each Fund with investment management and administrative services pursuant to the Advisory Agreement. The Advisory Agreement provides that the Advisor shall furnish advice to each Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. As described more fully below, the Advisor presently retains subadvisors to provide portfolio management services to the Fremont International Small Cap Fund and the Fremont U.S. Micro-Cap Fund. The Advisor oversees the portfolio management of the Funds, including the services provided by the subadvisors. The Advisor provides direct portfolio management services to the extent that a subadvisor does not provide those services. The Advisor has agreed to bear all of the Funds' expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges relating to investment activities.

         The Advisory Agreement has never before been submitted for a vote to public shareholders of the Company. The Advisory Agreement was last approved by the Board of Directors, including a majority of the Independent Directors, on January 25, 1996 with respect to the International Growth Fund and the International Small Cap Fund, and on June 18, 1996 with respect to the U.S. Micro-Cap Fund.

         The Advisory Agreement requires that brokerage orders for each Fund's portfolio securities transactions are placed by the Advisor or a subadvisor, as applicable. The Advisor and subadvisors seek to obtain the best available prices in the Funds' portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, transactions may be directed to those broker-dealers who provide research, statistical and other information to the Funds, the Advisor or the subadvisors who provide assistance with respect to the distribution of Fund shares. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Company, the Advisor or a subadvisor.

         The Advisory Agreement may be renewed annually, provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund, and (ii) the vote of a majority of the Independent Directors, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right with respect to any Fund to terminate it without penalty upon sixty days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment.

         For the services provided under the Advisory Agreement, the Advisor receives a fee based on the average daily net assets of each Fund at the following annual rates:

                                                        ADVISORY FEE
                                                    -----------------------

International Growth Fund                           1.50% on all net assets

International Small Cap Fund(*)                     1.50% on all net assets

U.S. Micro-Cap Fund(*)                              2.50% on first $30 million;
                                                    2.00% on next $70 million;
                                                    and 1.50% on balance over
                                                    $100 million

(*) The Advisor voluntarily waived all or a portion of its fees for these Funds during the fiscal year ended October 31, 1996. All fees waived in the past will not be recouped in the future and, as these waivers are voluntary, they may be reduced or eliminated in the future.

         During the fiscal year ended October 31, 1996, the Advisor received advisory fees from the Funds in the following amounts (which are net of voluntary fee waivers):

         International Growth Fund                            $548,887
         International Small Cap Fund                          114,739
         U.S. Micro-Cap Fund                                   889,829

         The name and address of each subadvisor presently retained by the Advisor with respect to the Funds and the rate of compensation paid by the Advisor to each are set forth below.


                                                          Annual Rate of
                             SUBADVISOR                   COMPENSATION
                             ---------------------        --------------

International                Acadian Asset                .75% of the first
Small Cap Fund               Management, Inc.             $50 million of
                             Two International Place      average daily net
                             Boston, MA 02110             assets; .65% of next
                                                          $50 million of such
                                                          assets; .50% of next
                                                          $100 million of such
                                                          assets; and .40% of
                                                          such assets in excess
                                                          of $200 mllion

U.S. Micro-Cap               Morgan Grenfell              1.50% of the first
Fund                         Capital Management, Inc.     $30 million of
                             885 Third Avenue             average daily net
                             New York, NY 10022           assets; 1.00% of next
                                                          $70 million of such
                                                          assets; and .75% of
                                                          such assets in excess
                                                          of $100 million


For the fiscal year ended October 31, 1996, Acadian Asset Management, Inc. and Morgan Grenfell Capital Management, Inc. received from the Advisor (not the Funds) subadvisory fees (net of voluntary fee waivers) of $0 and $364,583, respectively.

         INFORMATION ON THE ADVISOR. The Advisor is a wholly-owned subsidiary of Fremont Investors, Inc., of which Stephen D. Bechtel, Jr. is the controlling shareholder. The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel- related investors. In addition, the Advisor provides investment management services to six other series of the Company:


                                        Net Assets                     Annual Rate of Advisory Fee
NAME OF FUND                          (OCT. 31, 1996)                       PAID TO ADVISOR(*)
------------                          ---------------                  -----------------------

Fremont Global Fund                    $572,150,236                    .60% of average daily
                                                                       net assets

Fremont Emerging                          3,771,749                    1.00% of average daily
Markets Fund                                                           net assets

Fremont Growth Fund                      78,624,112                    .50% of average daily
                                                                       net assets

Fremont Bond Fund                        70,577,063                    .40% of average daily
                                                                       net assets

Fremont Money Market                    329,651,919                    .30% of first $50 million
Fund                                                                   of average daily net assets
                                                                       and .20% of such assets in
                                                                       excess of $50 million

Fremont California                       51,156,044                    .40% of first $25 million
Intermediate Tax-                                                      of average daily net assets;
Free Fund                                                              of average daily net assets;
                                                                       .35% of next $25 million of of
                                                                       such assets; .30% of next $50
                                                                       million of such assets; .25%
                                                                       of next $50 million of such
                                                                       assets; and .20% of such assets
                                                                       in excess of $150 million

(*) In addition to the advisory fee, the advisory agreement for each of these series provides that such series will pay to the Advisor an administrative fee of .15% per annum of averge net assets. The Advisor is currently waiving all or a portion of its administrative fees for the Fremont Bond Fund, the Fremont Money Market Fund and the Fremont California Intermediate Tax-Free Fund. With respect to the Fremont Emerging Markets Fund, the Advisor is currently waiving all of its advisory fees and administrative fees and reimbursing the Fund for all of its other operating expenses.

         Under the terms of the advisory agreement for the foregoing series, such series bear all their own expenses. An amended advisory agreement for each of the foregoing series has also been submitted to shareholder of such series for their approval.

         OTHER INFORMATION. The Advisor also serves as the Funds' transfer agent. Funds Distributor, Inc., Sixty State Street,
Suite 1300, Boston, Massachusetts, serves as the principal underwriter for shares of the Funds. MGF Service Corp., 312

Walnut Street, 21st Floor, Cincinnati, Ohio 45202, is retained by the Advisor to provide certain administrative, transfer agency and shareholder services to the Funds.

II.      ELECTION OF DIRECTORS

     Seven directors are to be elected, each to serve for an indefinite term. The following table sets forth certain information regarding each nominee for election as a director by shareholders. Each nominee is a member of the present Board of Directors.


                                                                    Amount and
                                                                    Nature of           Compensation
Name and Principal Occupation                                       Beneficial          During the
During the Past Five Years                  Date                    Ownership           Fiscal Year
and Directorships of                        of         Director     of Shares of        Ended October
PUBLIC COMPANIES                            BIRTH        SINCE      THE COMPANY         31, 1996
-----------------------------               -----      -------      -----------         ---------

**DAVID L. REDO                            9-1-37       1988            *                $      0
President, Chief Executive
Officer and a director of
Fremont Investment Advisors,
Inc. (the investment
advisor to the Funds) and
Managing Director of
Fremont Group, L.L.C.  He is
also a director of Sequoia
Ventures, Sit/Kim International
Investment Associates and J.P.
Morgan Securities Asia.

**MICHAEL H. KOSICH                       3-30-40       1996            *                $      0
President and a director of
Fremont Mutual Funds, Inc.
He formerly was a
Senior Vice President of
Business Development of
Benham Management.

**VINCENT P. KUHN, JR.                    4-22-32       1988            *                $      0
Executive Vice President
and a director of Fremont
Investment Advisors, Inc.

RICHARD E. HOLMES                         5-14-43       1988            *                $  4,500
Vice President and a
director of BelMar Advisors,
Inc. (a marketing firm for
investment advisors).

                                                     - 9 -



WILLIAM W. JAHNKE                          2-6-44       1988             *               $  4,500
Principal of Jahnke &
Associates (a consulting
company). He is also
Chairman of the Board of
Financial Design Education
Corp.  He is the former
Chairman of the Board of
Directors of Vestek Systems,
Inc. (an investment software
company).

DONALD C. LUCHESSA                         2-18-30      1991             *               $  3,000
Principal of DCL Advisory
(a marketing firm for
investment advisors).

DAVID L. EGAN                               5-1-34      1996             *               $  4,500
President of Fairfield
Capital Associates, Inc. (an
investment advisor) and
Fairfield Capital Funding,
Inc. (a registered
broker-dealer).

* As of January 13, 1997, each individual director or nominee owns of record or beneficially less than 1% of the outstanding shares of each of the Funds and of the Company as a whole.

** Messrs. Redo, Kosich and Kuhn, as affiliated persons of Fremont Investment Advisors, Inc., the Company's investment advisor, are "interested persons" of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Messrs. Redo, Kosich and Kuhn may directly or indirectly receive benefits from such affiliation.

         All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Directors on the Board who are not interested persons of the Company receive an annual retainer of $8,000, an additional $2,000 for each Board meeting attended, and reimbursement for expenses incurred in attending the meeting.

         The Company has an Executive Committee comprised of Mr. Redo, Mr. Kosich and Mr. Kuhn. The Executive Committee is responsible for managing the day-to-day business affairs of the Company. The Company also has an Audit Committee and a Contracts Committee, each consisting of David L. Egan, Richard E. Holmes, William W. Jahnke and Donald C. Luchessa. The Audit and Contracts Committees make recommendations to the Board of

Directors as deemed necessary concerning the review of the Company's investment advisory agreements and other service contracts, the selection of the Company's independent public accountants, and other matters related to the provision of services to the Company. Committee members receive no additional compensation for attending a Committee meeting.

         During the fiscal year ended October 31, 1996, the Board of Directors held three meetings and the Audit and Contracts Committees each held two meetings. During such fiscal year, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees of the Board of Directors on which he served.

         The directors of the Company intend to vote all of their shares for approval of Proposal I and in favor of the Board nominees listed in this proxy. As of the record date, all directors and officers as a group owned of record or beneficially [less than 1% of the outstanding shares of each of the Funds and the Company as a whole].

         EXECUTIVE OFFICERS. The Company's executive officers are set forth below. The business address of each officer is 333
Market Street, San Francisco, California 94105.


                                                Date           Executive
Name and Principal Occupation                   of             Officer          Position with
DURING THE PAST FIVE YEARS                      BIRTH          SINCE            THE COMPANY
-----------------------------                   ------         ----------       --------------

DAVID L. REDO                                   9-1-37          1988            Chairman and
(See page  )                                                                    Chief Executive
                                                                                Officer

MICHAEL H. KOSICH                              3-30-40          1996            President
(See page  )

VINCENT P. KUHN, JR.                           4-22-32          1988            Executive Vice
(See page  )                                                                    President
          -

ALBERT W. KIRSCHBAUM                           8-17-38          1993            Senior Vice
Senior Vice President                                                           President
and a director of
Fremont Investment
Advisors, Inc.

PETER F. LANDINI                               5-10-51          1988            Senior Vice
Senior Vice President                                                           President
and a Director of Fremont
Investment Advisors, Inc.

                                                     - 11 -



TINA THOMAS                                     8-7-49          1996            Vice President,
Vice President of Fremont                                                       Secretary and
Investment Advisors, Inc.                                                       Chief Compliance
Prior to May 1996, she was a                                                    Officer
Vice President and Chief
Compliance Officer of
Bailard, Biehl & Kaiser,
Inc., Treasurer of Bailard,
Biehl & Kaiser International
Fund Group, Inc. and Bailard,
Biehl & Kaiser Fund Group and
Principal of BB&K Fund
Services, Inc.

CHANTAL GAIDDON                                5-13-56          1996            Vice President,
Vice President and                                                              Controller and
Controller of Fremont                                                           Treasurer
Investment Advisors, Inc.


III.     OTHER BUSINESS

                  The proxy holders have no present intention of bringing any matter before the meeting other than the proposals set forth herein. Neither the proxy holders nor the Board of Directors are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

                  Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Company for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made. The Company does not hold regularly scheduled annual meetings of shareholders.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Directors has fixed the close of business on January 13, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. As of the record date,there were ___________ shares of common stock, $0.0001 par value, of the Company outstanding, including shares of the Fremont International Growth Fund, _______ shares of the Fremont International Small Cap Fund and __________ shares of the Fremont U.S. Micro-Cap Fund. All full shares of the Company are entitled to one vote, with proportionate voting for fractional shares.

         On October 31, 1996, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder, Stephen D. Bechtel, Jr., and members of his family, including trusts, owned of record or beneficially the following approximate percentages of the outstanding shares of the Funds:

                                                                 % of Shares
                                                                 OUTSTANDING

         Fremont International Growth Fund                           84%
         Fremont International Small Cap Fund                        35%
         Fremont U.S. Micro-Cap Fund                                  6%

On January 13, 1997, the Advisor owned of record % of the outstanding shares of the International Small Cap Fund; BF Fund Limited, 333 Market Street, San Francisco, California 94105, owned of record % of the outstanding shares of the Intrenational Growth Fund; The Northern Trust Company as Trustee for The Fremont Group Retirement Plan, P.O. Box 92956, Chicago, Illinois 60675, owned of record % of the outstanding shares of the International Growth Fund; Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record % of the outstanding shares of the U.S. Micro-Cap Fund and % of the outstanding shares of the International Small Cap Fund; Charles
W. Lacy Rollover IRA Account, 22 Hans Road, London, England, owned of record % of the outstanding shares of the International Growth Fund; Donaldson, Lufkin & Jenrette Securities Company, 1 Pershing Plaza, Jersey City, New Jersey 07399, owned of record % of the outstanding shares of the U.S. Micro-Cap Fund; Fremont Group L.L.C. Pension Plan, 333 Market Street, San Francisco, California 94105, owned of record % of the outstanding shares of the International Small Cap Fund; and Fremont Investors, Inc. Pension Plan, 333 Market Street, San Francisco, California 94105, owned of record % of the outstanding shares of the International Small Cap Fund. No other person owned of record and, according to information available to the Funds, no other person owned beneficially, 5% or more of the outstanding shares of any Fund on the record date.

         Approval of Proposal I requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means the vote of two-thirds or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding shares, whichever is less. If a quorum (more than 50% of the outstanding shares of the Company) is represented at the meeting, the vote of a plurality of the Company's shares represented at the meeting is required for the election of directors (Proposal II below). If a quorum is present at the meeting but sufficient votes to approve one or more of the proposals described herein is not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on any proposal in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present (and any vote for adjournment) but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Company, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                                  By Order of the Board of Directors,

                                  Tina Thomas
                                  Secretary

Date: January   , 1997
-----------------------------------------------------------------
Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.

                             AMENDED AND RESTATED
                              INVESTMENT ADVISORY
                                      AND
                       ADMINISTRATIVE SERVICES AGREEMENT

     THIS AGREEMENT, dated and effective as of the 1st day of February, 1994, and amended as of this day of , 1997 is made and entered into by and between FREMONT MUTUAL FUNDS, INC., a Maryland corporation (hereinafter called the "Company") and FREMONT INVESTMENT ADVISORS, INC. a California corporation (hereinafter called the "Advisor").

     WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Advisor is engaged principally in the business of rendering investment advisory and management services and is so registered under the Investment Advisers Act of 1940 (the "Advisers Act"); and

     WHEREAS, the Company is authorized to, and does, issue shares of capital stock in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Company intends to initially offer shares in one series to be subject to this Agreement, the International Growth Fund (the "Initial Series"), which together with all other series subsequently established by the Company with respect to which the Company desires to retain the Advisor to render investment advisory services hereunder and the Advisor is willing so to do, being herein collectively referred to as the "Series" and individually referred to as a "Series";

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

     1. (a) INITIAL SERIES. The Company hereby appoints the Advisor to act as manager and investment adviser to the Initial Series for the period and on the terms herein set forth. The Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         (b) ADDITIONAL SERIES. In the event that the Company establishes one or more series of shares other than the Initial Series with respect to which it desires to retain the Advisor to render management and investment advisory services hereunder, it shall so notify the Advisor in writing, indicating the advisory fee which will be payable with respect to the additional series of shares. If the Advisor is willing to render such services, it shall so notify the Company in writing, whereupon such series of shares shall become a Series hereunder.

                                                    - A-1 -

     The Advisor shall, for all purposes herein, be deemed an independent contractor and not an agent of the Company.

     2. (a) The Advisor agrees to provide general management services to the Company and each Series and, subject to review and approval by the Company's Board of Directors, will (i) set the Series' overall investment strategies;
(ii) select Subadvisor(s); (iii) allocate and, when appropriate, reallocate a Series' assets among the Advisor and one or more Subadvisors; (iv) monitor and evaluate the performance of Subadvisors; and (v) seek to ensure that the Subadvisors comply with the Series' investment objectives, policies and restrictions, giving due consideration to the policies of each Series as expressed in the Company's Articles of Incorporation, Bylaws, Form N-1A Registration Statement under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act"), and prospectus as in use from time to time, as well as to the factors affecting the status of each Series as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. In its duties hereunder, the Advisor shall further be bound by any and all determinations by the Board of Directors of the Company relating to investment policy, which determinations shall in writing be communicated to the Advisor. Subject to the foregoing, the Advisor will exercise all voting rights with respect to portfolio securities and may delegate such voting rights to any Subadvisor approved by the Board of Directors.

         (b) To the extent authorized by the Board of Directors of the Company, the Advisor shall make decisions for each Series as to foreign currency matters and make determinations as to, and execute and perform, foreign exchange contracts or may delegate such decisions to any Subadvisor approved by the Board of Directors.

         (c) (i) The Advisor shall provide adequate facilities and qualified personnel for the placement of, and shall place orders for the purchase, or other acquisition, and sale, or other disposition, of portfolio securities for each Series. With respect to such transactions, the Advisor, subject to such direction as may be furnished from time to time by the Board of Directors of the Company, shall endeavor as the primary objective to obtain the most favorable prices and executions of orders. Subject to such primary objective, the Advisor may place orders with brokerage firms which furnish statistical and other information to the Advisor, taking into account the value and quality of the brokerage services of such brokerage firms, including the availability and quality of such statistical and other information. Receipt by the Advisor of any such statistical and other information and services shall not be deemed to give rise to any requirement for abatement of the advisory fee payable to the Advisor pursuant to Section 6 hereof.

                                                    - A-2 -

              (ii) On occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Series as well as other clients of the Advisor, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased when the Advisor believes that to do so will be in the best interests of the Series. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner the Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Series and to such other clients.

     3. Subject to prior approval of the Board of Directors, the Advisor may, but is not required to, retain one or more investment management organizations ("Subadvisors") to make specific investment decisions with respect to all or a portion of the assets of a particular Series. The Advisor may allocate portions of a Series' assets among such Subadvisor(s) or among itself and such Subadvisor(s). The Advisor shall monitor the performance of such Subadvisor(s), shall allocate and reallocate assets among Subadvisors of Series with multiple Subadvisors, and shall recommend the employment or termination of a particular Subadvisor when deemed advisable. The Advisor will compensate such Subadvisor(s) from its own resources, at no additional cost to the Company.

     4. The Advisor shall furnish the services of persons to perform the executive, administrative, clerical, and bookkeeping functions of the Company (other than services involving the custody of portfolio securities), including the daily determination of net asset value of each Series. The Advisor shall also provide the Company with suitable office space (which may be in the offices of the Advisor); all necessary small office equipment and utilities; and general purpose accounting forms, supplies, and postage used at the offices of the Company. These services are exclusive of the necessary services and records of any dividend disbursing agent, transfer agent, registrar or custodian, and accounting and bookkeeping services to be provided by the custodian or other third-party service provider.

     5. The Advisor shall pay for all ordinary costs and expenses attendant to operating the Series except: (i) the compensation payable hereunder to the Advisor; (ii) taxes; (iii) interest expense; (iv) portfolio transaction costs, including, e.g., brokerage commissions and underwriting discounts; and (v) any extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the course of the regular and ongoing operations of the Series. In each circumstance where the Advisor seeks to cause the Series to bear certain costs and expenses as being extraordinary in nature, the determination of a majority of the non-interested directors of the Company shall be

                                                    - A-3 -
binding upon the Advisor and the Company as to whether or not such costs and expenses are "extraordinary" for these purposes. The Advisor shall pay the fees and expense reimbursements due to third-party service providers which provide services to the Series in the ordinary course of business, such as, e.g., custodians, transfer agents, sub-transfer agents and Subadvisors.

     6. (a) Each Series shall pay to the Advisor on or before the tenth (10th) day of each month, as compensation for the services rendered by the Advisor during the preceding month, an amount to be computed by applying to the total net asset value of such Series the applicable annual rates set forth on Appendix A hereto.

         (b) The fees on Appendix A shall be computed and accrued daily at one three-hundred-sixty-fifth (1/365th) or one three- hundred-sixty-sixth (1/366th), as appropriate, of the applicable rates set forth therein. The net asset value of each Series shall be determined in the manner set forth in the Articles of Incorporation and applicable Prospectus of the Company after the close of the New York Stock Exchange on each day on which said Exchange is open, and in the case of Saturdays, Sundays, and other days on which said exchange shall not be open, in the manner further set forth in said Articles of Incorporation and Prospectus. In the event of termination other than at the end of a calendar month, the monthly fee shall be prorated for the portion of the month prior to termination and paid on or before the tenth (10th) day subsequent to termination.

     7. (a) The Advisor agrees to reduce the fee payable to it under this Agreement by the amount by which the ordinary operating expenses of the Company for any fiscal year of the Company, excluding interest, taxes and extraordinary expenses, shall exceed the most stringent limits prescribed by any state in which the Company shares are offered for sale, based on the average total net asset value of the Company determined pursuant to Section 6. Costs incurred in connection with the purchase or sale of portfolio securities, including brokerage fees and commissions, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, shall be accounted for as capital items and not as expenses. Proper accruals shall be made by the Company for any projected reduction hereunder and corresponding amounts shall be withheld from the fees paid by the Company to the Advisor. Any additional reduction computed at the end of the fiscal year shall be deducted from the fee for the last month of such fiscal year.

         (b) The above provision in subsection (a) with respect to expense limitation shall be calculated and administered separately with respect to each Series, as opposed to the Company in the aggregate, if and to the extent so required by state securities authorities.

                                                    - A-4 -

     8. Nothing contained in this Agreement shall be construed to prohibit the Advisor from performing investment advisory, management, or distribution services for other investment companies and other persons or companies, or to prohibit affiliates of the Advisor from engaging in such businesses or in other related or unrelated businesses.

     9. The Company agrees (i) not to hold the Advisor or any of its officers, directors, agents or employees liable for, and (ii) to indemnify or insure the Advisor and its officers, directors, agents and employees ("Indemnified Parties") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, which (1) arises out of an investment decision or other action taken or omitted by one or more Indemnified Parties in good faith exercise of authority hereunder or otherwise related to this Agreement or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Company or any Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Indemnified Parties; provided, however, that in no case is Company's indemnity in favor of Indemnified Parties deemed to protect such Indemnified Parties against any liability to which any such Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement.

     10. (a) This Agreement shall become effective with respect to the Initial Series on the date hereof (the "Effective Date") and, with respect to any additional Series, on the date of receipt by the Company of notice from the Advisor in accordance with Section 1(b) hereof that the Advisor is willing to serve as Advisor with respect to such Series. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two (2) years from the Effective Date with respect to the Initial Series and, with respect to each additional Series, until the anniversary of the Effective Date following the first anniversary of the date on which such Series becomes a Series hereunder, and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as such continuance with respect to any such Series is approved at least annually (i) by either the Directors of the Company or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, and (ii) in

                                                    - A-5 -
either event by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

         (b) This Agreement may be terminated with respect to any Series at any time, without payment of any penalty, by the Board of Directors of the Company or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company, on thirty (30) days' written notice to the Advisor, or by the Advisor on like notice to the Company.

         (c) This Agreement shall automatically and immediately terminate in the event of its assignment.

         (d) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

         (e) No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting securities of the Series, if such approval is required by applicable law.

     11. (a)      This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

         (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their officers thereunto duly authorized as of the date first above written.

FREMONT MUTUAL FUNDS, INC.                   FREMONT INVESTMENT ADVISORS, INC.

By:                                          By:
   ------------------------                      --------------------------
   David L. Redo, Chairman                       David L. Redo, President

ATTEST:                                       ATTEST:
  -----------------------                        --------------------------
  Tina Thomas, Secretary                         Tina Thomas, Secretary

                                                    - A-6 -

                          EFFECTIVE NOVEMBER 1, 1996

                                  APPENDIX A
                            to Investment Advisory
                         and Administrative Agreement

   On the Portion of
DAILY TOTAL NET ASSET VALUE                                      ANNUAL RATE
---------------------------                                      ------------

International Growth Fund                                           1.50%

International Small Cap Fund                                        1.50%

U.S. Micro-Cap Fund

     First $30 million                                              2.50%
     Next $70 million                                               2.00%
     In excess of $100 million                                      1.50%


                                                    - A-7 -